SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: August 20, 2003
HOUSEHOLD HOME EQUITY LOAN TRUST 2002-1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Master Servicer of the Trust) (Exact name as specified in Master Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Master Servicer)	0-30465 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Master Servicer)	60070 (Zip Code)
Master Servicer's telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99(a)

Statement to Certificateholders with respect to the distribution on August 20, 2003 provided under Section 5.01 to the Pooling and Servicing Agreement dated as of March 15, 2002, with respect to Class A and Class M Certificates, Series 2002-1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Master Servicer of and on behalf of the HOUSEHOLD HOME EQUITY LOAN TRUST 2002-1 (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: August 28, 2003
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EXHIBIT INDEX

Exhibit Number	Exhibit
99(a)

Statement to Certificateholders with respect to the distribution on August 20, 2003 provided under Section 5.01 of the Pooling and Servicing Agreement dated as of March 15, 2002, with respect to Class A and Class M Certificates, Series 2002-1.

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